SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, DC 20549

                                FORM 8-K

                             CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15 (d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 14, 2007

                        POINT THERAPEUTICS, INC.
           (Exact Name of Registrant as Specified in Charter)

               DELAWARE                                 (0-19410)
(State or Other Jurisdiction of Incorporation) (Commission File Number)

              70 WALNUT STREET, WELLESLEY HILLS, MA 02481
                (Address of Principal Executive Offices)

   Registrant's telephone number, including area code: (781) 239-7502

                                  N/A

     (Former Name or Former Address, if Changed Since Last Report)





          Check the appropriate box below if the Form 8-K filing is
       intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into Material Definitive Agreement.

            On December 14, 2007, Point Therapeutics, Inc. entered into an Amendment to Agreement and Plan of Merger (the "Amendment") by and among DARA BioSciences, Inc., a Delaware corporation
            ("DARA"), Point Therapeutics, Inc., a Delaware corporation ("Point"), and DP Acquisition Corp., a Delaware corporation and a direct wholly-owned subsidiary of Point ("Merger Sub"), amending the Agreement and Plan of Merger dated as of October 9, 2007, by and among DARA, Point and Merger Sub (the "Merger Agreement").

            A copy of the Amendment is attached as Exhibit 10.1 to this report on Form 8-K and incorporated herein by reference.



Item 9.01   Financial Statements and Exhibits.

            (c) Exhibits.

            10.1 - Amendment to Agreement and Plan of Merger dated December 14, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            POINT THERAPEUTICS, INC.

December 18, 2007                           By:    Richard N. Small
                                                   -----------------------------
                                            Name:  Richard N. Small
                                            Title: Treasurer

                                  EXHIBIT INDEX

The following exhibit is filed herewith:

Exhibit     Description
-------     ---------------
10.1        Amendment to Agreement and Plan of Merger dated December 14, 2007.